Exhibit 10.34
SECOND AMENDMENT TO THE
MW MANUFACTURERS, INC.
SUPPLEMENTAL EXECUTIVE
RETIREMENT PLAN
WHEREAS MW Manufacturers, Inc. (the “Employer”) reserved the right to discontinue the Supplemental Executive Retirement Plan (the “Plan”) pursuant to the provisions of section (H) thereof;
WHEREAS the First Amendment to the Plan was adopted by the Employer on July 9, 2004;
NOW, THEREFORE, the Employer hereby adopts this Second Amendment to revoke the First Amendment to the Plan and implement the following, effective October 31, 2004:
1.	Section (B) is amended to add the following:
Annual Earnings shall not include any compensation of any sort paid by the Employer to the Participant for any service performed after October 31, 2004.
2.	Section (D) is amended to add the following:
Notwithstanding any other provision herein to the contrary, effective after October 31, 2004, no further benefit shall accrue on behalf of any Participant. As of this date, all participants shall become fully vested in their Retirement Benefits.
IN WITNESS WHEREOF, the Employer has approved the Amendment and caused its authorized officer to execute this Amendment on its behalf as of this 17 day of September, 2004.

MW MANUFACTURERS, INC.

By:

Title:

FIRST AMENDMENT TO THE
MW MANUFACTURERS, INC.
SUPPLEMENTAL EXECUTIVE
RETIREMENT PLAN
WHEREAS MW Manufacturers, Inc. (the “Employer”) reserved the right to discontinue the Supplemental Executive Retirement Plan pursuant to the provisions of section (H) thereof;
NOW, THEREFORE, the Employer hereby adopts the following amendment, effective September 30, 2004:
1.	Section (B) is amended to add the following:
Annual Earnings shall not include any compensation of any sort paid by the Employer to the Participant for any service performed on or after September 30, 2004.
2.	Section (D) is amended to add the following:
Notwithstanding any other provision herein to the contrary, effective on and after September 30, 2004, no further benefit shall accrue on behalf of any Participant. As of this date, all participants shall become fully vested in their Retirement Benefits.
IN WITNESS WHEREOF, the Employer has approved the Amendment and caused its authorized officer to execute this Amendment on its behalf as of this 9th day of July, 2004.

MW MANUFACTURERS, INC.

By:

Title:

NAME OF PLAN SPONSOR:	MW Manufacturers, Inc.

NAME OF PLAN:	Supplemental Executive Retirement Plan
This Supplemental Executive Retirement Plan has been designed to provide an additional non-qualified, unfunded retirement supplement to select key employees whose compensation has been limited under the qualified plan covering this group of employees.
It is intended that this Plan be a non-qualified, unfunded, deferred compensation plan for a select group of management or highly compensated employees” as that term is used in the Employee Retirement Income Security Act of 1974.
CERTIFICATE OF ADOPTION:
I, Dorothy E. Sander, being the Vice President — Administration and Benefits of Hanson Industries, pursuant to the authority delegated to me by resolutions of the Board of Directors of the Plan Sponsor heretofore duly adopted and in full force and effect on the date hereof do hereby CERTIFY AND ADOPT, in the name and on behalf of the Plan Sponsor, the attached Supplemental Executive Retirement Plan.

Dorothy E. Sander

Date

All provisions of this Supplemental Executive Retirement Plan shall be identical to the Basic Retirement Plan, as defined below, unless specifically indicated to the contrary as defined in this document.
(A) Basic Retirement Plan: Pension Plan for Salaried Employees of MW Manufacturers Inc.
(B) “Annual Earnings” as defined in the Basic Retirement Plan provided, however, that the maximum compensation that may be taken into account for the purposes of this Plan shall be $250,000 (see Section 2.6)
(C) “Plan” shall mean the Supplemental Executive Retirement Plan as set forth herein.
(D) “Retirement Benefits” shall mean the annual amount of benefit for a Participant retiring on any Retirement Date, equal to (i) minus (ii), as follows:
(i)	the retirement benefit payable to a Participant under the Basic Retirement Plan utilizing the definition of Monthly Earnings in this Plan

(ii)	the retirement benefit payable to a Participant under the Basic Retirement Plan
For purposes of this section (D), the benefits so calculated shall be determined in the form of a straight life annuity, determined as of the Participant’s Retirement Date.
(E) “Retirement Date” shall mean the Early Retirement Date, the Normal Retirement Date or the Deferred Retirement Date, whichever is applicable.
(F) Optional Forms of Benefit Payment: If a Participant is entitled to a benefit from the Basic Retirement Plan, the benefit under this Plan shall be paid in the same form as the Basic Retirement Plan’s benefit is payable, except for a lump sum option. Under no circumstance shall a lump form of benefit be payable under this Plan. In the event that the Participant elected a lump sum form of payment under the Basic Retirement Plan, the form of payment under this Plan shall be a straight life annuity.
(G) Funding: Benefit payments from this Plan will be made from the general assets of the Company in accordance with such arrangements as the Company may deem necessary and proper to fulfill its agreement hereunder.
(H) The Company reserves the right to discontinue this Plan at any time. However, upon termination of this Plan by the Company, all benefits accrued by a Participant shall be deemed vested and become payable at such Participant’s actual Retirement Date, notwithstanding that such Participant may not have met the age and service requirements for retirement as of the date of the termination of this Plan.